                                                                  Exhibit (e)(4)

[LOGO] American General                        Variable Universal Life Insurance
                                                        Supplemental Application

American General Life Insurance Company, ("AGL")
Member of American International Group, Inc.
Home Office: Houston, Texas
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(This supplement must accompany the appropriate application for life insurance.)

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Applicant Information -- Supplement to the application on the life of
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

                     -----------------------------------   -------------------------------------------
                     Name of proposed insured              Date of application for life insurance

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Initial Allocation Percentages
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Allocation Styles    By selecting an Allocation Style below, you agree to
                     allocate 100% of your premium as designated in the most recent publication of Platinum Investor VUL Allocation Styles.

                     [ ] Capital preservation    [ ] Income and growth    [ ] Growth and income    [ ] Growth
                     [ ] Aggressive growth       [ ] All equity           [ ]                      [ ]
                                                                              -----------------        -------------

                     NOTE: If an Allocation Style is selected, the deduction of monthly account charges will be allocated in the same percentage as the premium allocation.

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                     This section to be completed even if an Allocation Style
                     has been chosen above.

Investment Options   In the "Premium Allocation" column, indicate how
                     each premium received is to be allocated. In the "Deduction Allocation" column, indicate which investment options are to be used for the deduction of monthly account charges. Total allocations in each column must equal 100%. Use whole percentages only.

                                                        PREMIUM     DEDUCTION
                                                       ALLOCATION   ALLOCATION
                                                       ----------   ----------

AGL Declared Fixed Interest Account (125)               _______%     _______%

AIM Variable Insurance Funds
AIM V.I. International Growth Division (126)            _______%     _______%
AIM V.I. Premier Equity Division (127)                  _______%     _______%

The Alger American Fund
Alger American Leveraged AllCap Division (259)          _______%     _______%
Alger American MidCap Growth Division (258)             _______%     _______%

American Century Variable Portfolios, Inc.
VP Value Division (224)                                 _______%     _______%

Credit Suisse Trust
Small Cap Growth Division (247)                         _______%     _______%

Dreyfus Investment Portfolios
MidCap Stock Division (229)                             _______%     _______%

Dreyfus Variable Investment Fund
Quality Bond Division (132)                             _______%     _______%
Developing Leaders Division (133)                       _______%     _______%

Fidelity Variable Insurance Products Fund
VIP Asset Manager Division (233)                        _______%     _______%
VIP Contrafund Division (232)                           _______%     _______%
VIP Equity-Income Division (230)                        _______%     _______%
VIP Growth Division (231)                               _______%     _______%
VIP Mid Cap Division (254)                              _______%     _______%

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Division (255)      _______%     _______%
Franklin U.S. Government Division (248)                 _______%     _______%
Mutual Shares Securities Division (249)                 _______%     _______%
Templeton Foreign Securities Division (250)             _______%     _______%

Janus Aspen Series
International Growth Division (234)                     _______%     _______%
Mid Cap Growth Division (236)                           _______%     _______%
Worldwide Growth Division (235)                         _______%     _______%

J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Division (400)                   _______%     _______%
JPMorgan Small Company Division (237)                   _______%     _______%

MFS Variable Insurance Trust
MFS Capital Opportunities Division (239)                _______%     _______%
MFS Emerging Growth Division (134)                      _______%     _______%
MFS New Discovery Division (240)                        _______%     _______%
MFS Research Division (238)                             _______%     _______%

Neuberger Berman Advisers Management Trust
Mid-Cap Growth Division (241)                           _______%     _______%

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Division (257)            _______%     _______%
Oppenheimer Multiple Strategies Division (256)          _______%     _______%

PIMCO Variable Insurance Trust
PIMCO Real Return Division (243)                        _______%     _______%
PIMCO Short-Term Division (242)                         _______%     _______%
PIMCO Total Return Division (244)                       _______%     _______%

Putnam Variable Trust
Putnam VT Diversified Income Division (137)             _______%     _______%
Putnam VT Growth and Income Division (138)              _______%     _______%
Putnam VT Int'l Growth and Income Division (139)        _______%     _______%

SunAmerica Series Trust
SunAmerica Balanced Division (252)                      _______%     _______%
Aggressive Growth Division (253)                        _______%     _______%

The Universal Institutional Funds, Inc.
Equity Growth Division (135)                            _______%     _______%
High Yield Division (136)                               _______%     _______%

VALIC Company I
International Equities Division (128)                   _______%     _______%
Mid Cap Index Division (129)                            _______%     _______%
Money Market I Division (130)                           _______%     _______%
Nasdaq-100 Index Division (225)                         _______%     _______%
Science & Technology Division (227)                     _______%     _______%
Small Cap Index Division (226)                          _______%     _______%
Stock Index Division (131)                              _______%     _______%

Vanguard Variable Insurance Fund
High Yield Bond Division (245)                          _______%     _______%
REIT Index Division (246)                               _______%     _______%

Van Kampen Life Investment Trust
Growth & Income Division (251)                          _______%     _______%
Other:                                                  _______%     _______%
       -----------------------
                                                            100%         100%

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                                                                     Page 1 of 3


L8992-97 REV 0600                                                           0403

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Dollar Cost Averaging
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Dollar Cost          ($5,000 Minimum Beginning Accumulation Value) An amount
Averaging            can be systematically transferred from the Money Market I
                     Division and transferred to one or more of the investment options below. The AGL Declared Fixed Interest Account is not available for Dollar Cost Averaging. Please refer to the prospectus for more information on the Dollar Cost
                     Averaging option.

                     Day of the month for transfers:                            (Choose a day of the month between 1-28.)
                                                     ---------------------------
                     Frequency of transfers:    [ ] Monthly    [ ] Quarterly    [ ] Semiannually    [ ] Annually
                     Transfer $_____________________ ($100 Minimum, Whole Dollars Only)

                                                            PREMIUM
                                                          ALLOCATION
                                                          ----------
AIM Variable Insurance Funds
AIM V.I. International Growth Division (126)           $_______________
AIM V.I. Premier Equity Division (127)                 $_______________

The Alger American Fund
Alger American Leveraged AllCap Division (259)         $_______________
Alger American MidCap Growth Division (258)            $_______________

American Century Variable Portfolios, Inc.
VP Value Division (224)                                $_______________

Credit Suisse Trust
Small Cap Growth Division (247)                        $_______________

Dreyfus Investment Portfolios
MidCap Stock Division (229)                            $_______________

Dreyfus Variable Investment Fund
Quality Bond Division (132)                            $_______________
Developing Leaders Division (133)                      $_______________

Fidelity Variable Insurance Products Fund
VIP Asset Manager Division (233)                       $_______________
VIP Contrafund Division (232)                          $_______________
VIP Equity-Income Division (230)                       $_______________
VIP Growth Division (231)                              $_______________
VIP Mid Cap Division (254)                             $_______________

Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value Securities Division (255)     $_______________
Franklin U.S. Government Division (248)                $_______________
Mutual Shares Securities Division (249)                $_______________
Templeton Foreign Securities Division (250)            $_______________

Janus Aspen Series
International Growth Division (234)                    $_______________
Mid Cap Growth Division (236)                          $_______________
Worldwide Growth Division (235)                        $_______________

J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Division (400)                  $_______________
JPMorgan Small Company Division (237)                  $_______________

MFS Variable Insurance Trust
MFS Capital Opportunities Division (239)               $_______________
MFS Emerging Growth Division (134)                     $_______________
MFS New Discovery Division (240)                       $_______________
MFS Research Division (238)                            $_______________

Neuberger Berman Advisers Management Trust
Mid-Cap Growth Division (241)                          $_______________

Oppenheimer Variable Account Funds
Oppenheimer Global Securities Division (257)           $_______________
Oppenheimer Multiple Strategies Division (256)         $_______________

PIMCO Variable Insurance Trust
PIMCO Real Return Division (243)                       $_______________
PIMCO Short-Term Division (242)                        $_______________
PIMCO Total Return Division (244)                      $_______________

Putnam Variable Trust
Putnam VT Diversified Income Division (137)            $_______________
Putnam VT Growth and Income Division (138)             $_______________
Putnam VT Int'l Growth and Income Division (139)       $_______________

SunAmerica Series Trust
SunAmerica Balanced Division (252)                     $_______________
Aggressive Growth Division (253)                       $_______________

The Universal Institutional Funds, Inc.
Equity Growth Division (135)                           $_______________
High Yield Division (136)                              $_______________

VALIC Company I
International Equities Division (128)                  $_______________
Mid Cap Index Division (129)                           $_______________
Nasdaq-100 Index Division (225)                        $_______________
Science & Technology Division (227)                    $_______________
Small Cap Index Division (226)                         $_______________
Stock Index Division (131)                             $_______________

Vanguard Variable Insurance Fund
High Yield Bond Division (245)                         $_______________
REIT Index Division (246)                              $_______________

Van Kampen Life Investment Trust
Growth & Income Division (251)                         $_______________
Other:                                                 $_______________
       -------------------------

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Automatic Rebalancing
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Automatic            ($5,000 Minimum Beginning Accumulation Value) Variable
Rebalancing          division assets will be automatically rebalanced
                     based on the premium percentages designated on Page 1 of this form. If the AGL Declared Fixed Interest
                     Account has been designated for premium allocation, the rebalancing will be based on the proportion allocated to the variable divisions. Please refer to the prospectus for more information on the Automatic Rebalancing option.

                     Check Here for Automatic Rebalancing Frequency:    [ ] Quarterly    [ ] Semiannually    [ ] Annually

                     NOTE: Automatic Rebalancing is not available if the Dollar Cost Averaging option has been chosen.

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Modified Endowment Contract
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Contract             If any premium payment causes the policy to be classified
                     as a modified endowment contract under Section 7702A of the United States Internal Revenue Code, there may be potentially adverse U.S. tax consequences. Such consequences include: (1) withdrawals or loans being taxed to the extent of gain; and (2) a 10% penalty tax on the taxable amount. In order to avoid modified endowment status, I request any excess premium that could cause such status to be refunded.
                                                                 [ ] YES [ ] NO

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                                                                     Page 2 of 3

L8992-97 REV 0600                                                           0403

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Telephone Authorization
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                     I (or we, if Joint Owners), hereby authorize American
                     General Life Insurance Company ("AGL") to act on telephone instructions to transfer values among the variable divisions and the AGL Declared Fixed Interest Account and to change allocations for future purchase payments and monthly deductions given by:

Initial appropriate  [ ] Policy Owner(s)-- if Joint Owners, either of us acting
box here:                independently.
                     [ ] Policy Owner(s) or the Agent/Registered Representative
                         who is appointed to represent AGL and the firm authorized to service my policy.

                     AGL and any person designated by this authorization will not be responsible for any claim, loss or expense based upon telephone instructions received and acted on in good faith, including losses due to telephone instruction communication errors. AGL's liability for erroneous transfers and allocations, unless clearly contrary to instructions received, will be limited to correction of the allocations on a current basis. If an error, objection or other claim arises due to a telephone transaction, I will notify AGL in writing within five working days from receipt of confirmation of the transaction from AGL. I understand that this authorization is subject to the terms and provisions of my variable universal life insurance policy and its related prospectus. This authorization will remain in effect until my written notice of its revocation is received by AGL at its home office.

                     [ ] INITIAL HERE TO DECLINE THE ABOVE TELEPHONE
                         AUTHORIZATION.

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Suitability
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All questions must
be answered.

                     1.   Have you, the Proposed Insured or
                          Owner (if different), received the
                          variable universal life insurance
                          policy prospectus and the prospectuses
                          describing the investment options?      [ ] yes [ ] no

                        (If "yes," please furnish
                         the Prospectus dates.)

                             Variable Universal Life Insurance
                             Policy Prospectus:
                                                   --------------

                             Supplements (if any):
                                                   --------------

                     2. Do you understand that under the Policy applied for:

                        a.  THE AMOUNT OR DURATION OF THE DEATH
                            BENEFIT MAY INCREASE OR DECREASE,
                            DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT?   [ ] yes [ ] no

                        b.  THE POLICY VALUES MAY INCREASE OR
                            DECREASE, DEPENDING ON THE INVESTMENT
                            EXPERIENCE OF THE SEPARATE ACCOUNT,
                            THE AGL DECLARED FIXED INTEREST
                            ACCOUNT ACCUMULATION, AND CERTAIN
                            EXPENSE DEDUCTIONS?                   [ ] yes [ ] no

                        c.  THE POLICY IS DESIGNED TO PROVIDE
                            LIFE INSURANCE COVERAGE AND TO
                            ALLOW FOR THE ACCUMULATION OF VALUES
                            IN THE SEPARATE ACCOUNT?              [ ] yes [ ] no

                     3.   Do you believe the Policy you selected
                          meets your insurance and investment
                          objectives and your anticipated
                          financial needs?                        [ ] yes [ ] no

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Your Signature
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
Signatures           Signed at (city, state)
                                             ------------------------------------------------------------------

                     Print name of Broker/Dealer
                                                 --------------------------------------------------------------

                     X Registered representative                 State license #                 Date
                                                 ---------------                 ---------------       --------

                     X Primary proposed insured                                                  Date
                                                ------------------------------------------------       --------

                     X Owner                                                                     Date
                             -------------------------------------------------------------------       --------
                     (If different from Proposed Insured)

                     X Joint Owner                                                               Date
                                   -------------------------------------------------------------       --------
                     (If applicable)

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                                                                     Page 3 of 3

L8992-97 REV 0600                                                           0403